TRAVELERS VARIABLE LIFE ACCUMULATOR
                                            SUPPLEMENT DATED NOVEMBER 2, 2002 TO
                                                THE PROSPECTUS DATED MAY 1, 2002

EFFECTIVE JANUARY 2, 2003, the Dreyfus Variable Investment Fund: Small Cap Portfolio is changing its name to the Developing Leaders Portfolio and modifying its investment policies. Therefore, on January 2, 2003, all references to the "Small Cap Portfolio" are replaced with "Developing Leaders Portfolio" and the information contained in "The Funds" section is replaced with the following:

                                              INVESTMENT                            INVESTMENT
            FUND                               OBJECTIVE                              ADVISER
------------------------------  ---------------------------------------- ----------------------------------
DREYFUS VARIABLE INVESTMENT
   FUND
   Developing Leaders           Seeks to maximize capital                The Dreyfus Corporation
     Portfolio--                appreciation. The Fund normally
     Initial Shares             invests in companies with market
                                capitalizations of less than $2
                                billion at the time of purchase.

Effective immediately, the following information replaces similar information in "The Funds" section:

                                              INVESTMENT                            INVESTMENT
            FUND                               OBJECTIVE                              ADVISER
------------------------------  ---------------------------------------- ----------------------------------
 PIONEER VARIABLE CONTRACTS
     TRUST
   Pioneer Mid-Cap Value VCT    Seeks capital appreciation by            Pioneer Investment Management, Inc.
      Portfolio - Class II      investing primarily in equity
      Shares                    securities of mid-size companies.




L-19931                                                         November 2, 2002